Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement          [  ]Confidential, for  use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material under Rule 14a-12



                                  THE GKM FUNDS
                  --------------------------------------------
                (Name of Registrant as Specified in Its Charter)

   ---------------------------------------------------------------------------
    (Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

         1. Amount Previously Paid:

         2. Form, Schedule or Registration Statement No.:

         3. Filing Party:

         4. Date Filed:

           Please fold and detach card at perforation before mailing.


                                 GKM GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 August 20, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Timothy J. Wahl and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the GKM Growth Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on August 20, 2003 or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 3, 2003.

                                Date:    ___________________________________


                                Note: Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign.

                                       ______________________________________


                                       ______________________________________


                                       Signature(s) PLEASE SIGN IN BOX ABOVE

           Please fold and detach card at perforation before mailing.



IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED HEREIN.

Please fill in box(es) as shown using black or blue ink or a number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS           [X]

1. With respect to approval of a new investment management agreement with GKM Advisers, LLC

       FOR                      AGAINST                    ABSTAIN
      [    ]                    [    ]                      [    ]


2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  The GKM Funds
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

                         SPECIAL MEETING OF SHAREHOLDERS
                                 August 20, 2003

                      Important Voting Information Inside!



TABLE OF CONTENTS

Letter from the President.................................................... 1

Notice of Special Meeting of Shareholders.................................... 2

Proxy Statement.............................................................. 3

   Proposal 1:  Approval or Disapproval of New Management Agreement.......... 4

   Outstanding Shares and Voting Requirements................................ 8

   GKM Advisers, LLC......................................................... 9

   Information on the Operation of the Fund..................................10

   Principal Shareholder.....................................................11

   Trustees' Ownership of Fund Shares........................................11

   Other Matters.............................................................11

   Exhibit A:  New Management Agreement......................................13

                            LETTER FROM THE PRESIDENT

                                  The GKM Funds
                          11150 Santa Monica Boulevard
                                    Suite 850
                          Los Angeles, California 90025

                                                                    July 8, 2003

Dear Shareholder,

     I am writing to inform you of an upcoming Special Meeting of the shareholders of the GKM Growth Fund to be held on Wednesday, August 20, 2003. At this meeting, you are being asked to vote on the approval of a new Management Agreement with GKM Advisers, LLC ("GKM Advisers"). The Board of Trustees of your Fund believes that this proposal is in the Fund's and your best interest.

     On July 3, 2003, Gerard Klauer Mattison & Company, Inc., the parent company of GKM Advisers, sold all of the outstanding interests of GKM Advisers to Jed M. Cohen. Mr. Cohen is not new to the Fund--he along with myself has been primarily responsible for managing the GKM Growth Fund since its inception and will continue in that role pending your approval. In addition, the change in control at GKM Advisers will not result in a fee increase for you as shareholder in the Fund.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

     The Board of Trustees of the Fund has approved the proposal described herein and recommends a vote "FOR" the proposal. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact us toll free at 1-888-GKM-9518 (1-888-456-9518).

     I appreciate your consideration of this important proposal. Thank you for investing with the GKM Growth Fund and for your continued support.

Sincerely,

/s/Timothy J. Wahl

Timothy J. Wahl
President

                                  THE GKM FUNDS

                                 GKM GROWTH FUND

        ----------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 20, 2003

        ----------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the GKM Growth Fund, a series of The GKM Funds, will be held at the offices of Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, on August 20, 2003 at 11:30 a.m., Eastern time, to consider and vote on the following matters:

     1. To approve or disapprove a new investment management agreement with GKM Advisers, LLC. NO FEE INCREASE WILL RESULT FROM APPROVING THIS PROPOSAL, NOR WILL THERE BE A CHANGE IN KEY INVESTMENT PERSONNEL AT GKM ADVISERS, LLC.

     2. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on June 27, 2003 are entitled to notice of and to vote at this meeting or any adjournment thereof.


                                         By order of the Board of Trustees,

                                         /s/ John F. Splain

                                         John F. Splain
                                         Assistant Secretary

July 3, 2003
--------------------------------------------------------------------------------
PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                  THE GKM FUNDS

                       SPECIAL MEETING OF SHAREHOLDERS OF
                                 GKM GROWTH FUND

                          TO BE HELD ON AUGUST 20, 2003

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Trustees of The GKM Funds ("the Trust") of proxies for use at the special meeting of shareholders of the GKM Growth Fund (the "Fund") or at any adjournment thereof. The principal address of the Fund is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. This proxy statement and form of proxy were first mailed to shareholders on or about July 8, 2003.

     The purpose of the meeting is to consider approval of a new investment management agreement (the "New Management Agreement") with GKM Advisers, LLC ("GKM Advisers"). Mr. Jed M. Cohen and Mr. Timothy J. Wahl have been and continue to be the individuals primarily responsible for managing the Fund. They have served in that capacity since the Fund's inception and will continue in that role subject to shareholder approval of the New Management Agreement. Please keep in mind that approval of the New Management Agreement with GKM Advisers will not result in a fee increase for you.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by GKM Advisers. In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. GKM Advisers will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

                                   PROPOSAL 1
               APPROVAL OR DISAPPROVAL OF NEW MANAGEMENT AGREEMENT

Background
----------

     On July 3, 2003, Gerard Klauer Mattison & Co, Inc. sold all of the outstanding interests of GKM Advisers to Jed M. Cohen (the "Transaction"). Mr. Cohen now holds all voting interests in GKM Advisers. The Transaction resulted in a change of control of GKM Advisers and, pursuant to relevant provisions of the Investment Company Act of 1940 (the "1940 Act"), effectively terminated the investment advisory agreement between the Trust and GKM Advisers. However, GKM Advisers is currently managing the Fund under an Interim Management Agreement that was approved by the Board of Trustees of the Trust in anticipation of the sale to Mr. Cohen. The terms of the Interim Management Agreement, including the amount of compensation payable to GKM Advisers, are substantially identical to those of the recently terminated investment advisory agreement except that (i) the Interim Management Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Management Agreement at any time, without penalty, on not more than 10 days' written notice, and (iii) compensation earned by GKM Advisers under the Interim Management Agreement will be held in an interest-bearing escrow account until Fund shareholders approve the New Management Agreement with GKM Advisers, after which the amount in the escrow account plus interest will be paid to GKM Advisers.

     In connection with the sale of GKM Advisers to Mr. Cohen, GKM Advisers has been reorganized as a Delaware limited liability company (from a Delaware corporation) and changed its name to GKM Advisers, LLC (from GKM Advisers, Inc.).

     Mr. Cohen and Mr. Wahl have served as the co-portfolio managers for the Fund since its formation. Each of them serves in that capacity under the Interim Management Agreement and they will continue in that capacity following the approval of the New Management Agreement by shareholders.

Legal Analysis
--------------

     Pursuant to the 1940 Act and in accordance with the terms of the former investment advisory agreement with GKM Advisers (the "Former Management Agreement"), the change in control of GKM Advisers resulted in an assignment and termination of the Former Management Agreement. The 1940 Act provides in part that an owner of 25% or more of the outstanding shares of an entity is presumed to have a controlling interest in that entity. Therefore, shareholders of the Fund are being asked to approve the New Management Agreement in order for GKM Advisers to continue serving as the Fund's investment adviser.

     Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

     (1) An "unfair burden" must not be imposed on the investment company as a result of the Transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company
(other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Transaction.

     (2) During the three-year period immediately following consummation of the Transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. On June 25, 2003, Mr. Cohen, who is an interested person of GKM Advisers, resigned as a Trustee of the Trust. The resignation results in 75% of the Board Trustees consisting of members that are not interested persons as defined by the Investment Company Act. The Trust contemplates that it will maintain this composition for a period of at least three years from the date of the Transaction.

     While adherence to the conditions of Section 15(f) is voluntary, the Trust has determined to do so because the Trustees believe that adhering to those conditions is in the best interests of shareholders.

The New Management Agreement
----------------------------

     The New Management Agreement, if approved by shareholders, will replace the Interim Management Agreement. Under the New Management Agreement, GKM Advisers will be responsible for selecting portfolio securities for investment by the Fund, purchasing and selling securities for the Fund and placing orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objective, policies and restrictions of the Fund. GKM Advisers will pay all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of the Trustees who are not interested persons of the Trust (the "Independent Trustees"), 12b-1 expenses, if any, and extraordinary expenses. The terms of the New Management Agreement are substantially identical to those of the Former Management Agreement, except that the New Management Agreement has a different effective date, termination date and a new provision regarding the use of the name "GKM". Under the New Management Agreement, if GKM Advisers stops managing the Fund, the Trust and the Fund immediately lose their right to use the name "GKM". The Former Management Agreement provided that the right to use the name "GKM" automatically ceased on the ninetieth day following the termination of that Agreement.

     Fees under the New Management Agreement will be calculated at the same rate as those previously charged under the Former Management Agreement and those presently charged under the Interim Management Agreement. The annual rate paid by the Fund is equal to 1.40% of its average daily net assets.

     The New Management Agreement, if approved by shareholders, will continue in effect for an initial period of two years and from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) by a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event the continuance of the New Management Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance.

     The New Management Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by the Board of Trustees, (2) by a vote of the majority of the outstanding voting securities of the Fund, or
(3) by GKM Advisers. The New Management Agreement will automatically terminate in the event of its assignment.

     The New Management Agreement, like the Interim Management Agreement and the Former Management Agreement, provides that GKM Advisers will not be liable for any act or omission in connection with the services that it provides to the Fund or for any losses that may be sustained, absent GKM Advisers' willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by the Agreement or breach of the duties or obligations thereunder.

     The description of the New Management Agreement in this Proxy Statement is only a summary. The form of the New Management Agreement is attached hereto as Exhibit A. You should read the New Management Agreement.

Interim Management Agreement
----------------------------

     As a result of the Transaction occurring prior to shareholder approval of the New Management Agreement, the Trust does not have an investment advisory agreement in place for the Fund that has been approved by shareholders in accordance with the 1940 Act. In order for GKM Advisers to continue as the Fund's investment manager, the Board of Trustees, including those Independent Trustees present at the meeting, by vote cast in person on May 13, 2003, unanimously approved the Interim Management Agreement with GKM Advisers pursuant to Rule 15a-4 under the 1940 Act. The Interim Management Agreement is dated July 3, 2003, the date of the Transaction, and replaced the Former Management Agreement as of such date. The Interim Management Agreement terminates upon shareholder approval of the New Management Agreement, unless it sooner terminates according to its terms, as described below.

     The Interim Management Agreement is substantially identical to the Former Management Agreement and the New Management Agreement in all material respects, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Management Agreement has a maximum term of 150 days. Further, the Interim Management Agreement provides that the Trustees or a majority of the Fund's outstanding voting securities may terminate the Interim Management Agreement at any time without penalty on not more than 10 days' written notice, and that the compensation earned by GKM Advisers under the Interim

Management Agreement is being held in an interest-bearing escrow account until Fund shareholders approve the New Management Agreement, after which the amount in the escrow account, plus any interest, will be paid to GKM Advisers. If shareholders do not approve the New Management Agreement, GKM Advisers will be paid the lesser of the costs incurred in performing its obligations under the Interim Management Agreement or the total amount in the escrow account, plus any interest.

     If the shareholders of the Fund do not approve the New Management Agreement within 150 days of the effective date of the Interim Management Agreement, the Trustees will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

Evaluation by the Board of Trustees
-----------------------------------

     On May 13, 2003, the Board of Trustees, including those Independent Trustees present at the meeting, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Management Agreement.

     In making the determination to recommend approval of the New Management Agreement to shareholders of the Fund, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the New Management Agreement would be in the best interests of the Fund and its shareholders. The Board of Trustees gave substantial weight to the Adviser's representations that: (i) the responsibilities of GKM Advisers under the New Management Agreement are the same in all material respects as under the Former Management Agreement and the Interim Management Agreement; (ii) the advisory operations of GKM Advisers and the level or quality of advisory services provided to the Fund will not be materially affected as a result of the New Management Agreement; (iii) the same personnel of GKM Advisers who currently provide investment advisory services to the Fund will continue to do so upon approval of the New Management Agreement; (iv) the overall management fees payable by the Fund will be at the same rate as the compensation now payable by the Fund; (v) the overall financial condition of GKM Advisers will remain strong following the Transaction; (vi) the overall marketing efforts by GKM Advisers are expected to remain the same or improve following approval of the New Management Agreement; and (vii) GKM Advisers will pay for the expenses incurred in connection with the shareholders' meeting. The Board of Trustees believes that the Fund should receive investment management services under the New Management Agreement at least equal to those currently received by the Fund, with no change in the overall management fees payable by the Fund. The Board of Trustees therefore unanimously recommends approval of the New Management Agreement by shareholders of the Fund.

     In addition, the Trustees considered a wide range of information of the type they would regularly consider when determining to continue a fund's management agreement as in effect from year to year. The Trustees considered information about, among other things:

     o the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

     o    the terms of the New Management Agreement;

     o the scope and quality of the services that GKM Advisers has been providing to the Fund;

     o the investment performance of the Fund compared to similar funds managed by other investment advisers over various periods;

     o the management fee rates payable by the Fund compared to similar funds managed by other investment advisers; and

     o the total expense ratio of the Fund compared to similar funds managed by other investment advisers.

     After carefully considering the information described above, the Trustees, including those Independent Trustees present at the meeting, unanimously voted to approve the New Management Agreement and to recommend that the Fund's shareholders vote to approve the New Management Agreement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW MANAGEMENT AGREEMENT.


OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Trustees has fixed the close of business on June 27, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders of any adjournment thereof. As of the record date, there were 1,409,022.508 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

     The vote of a majority of the outstanding shares of the Fund is required for approval of the New Management Agreement (Proposal 1). The vote of a majority of the outstanding shares for purposes of Proposal 1 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

     A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the Fund's outstanding shares is necessary to constitute a quorum at the meeting. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.

     Abstentions and "broker non-voters" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions on Proposal 1 effectively will be a vote against that Proposal.

     The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially 1.5% of the Fund's outstanding shares on the record date.

GKM ADVISERS, LLC

     GKM Advisers is a Delaware limited liability company organized in June of 2003. In addition to serving as investment adviser to the Fund, GKM Advisers provides investment advisory services to individuals, institutions and retirement plans. GKM Advisers manages more than $300 million in assets. GKM Advisers is located at 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025.

     During the period from December 28, 2001 (commencement of Fund operations) through July 31, 2002, the Fund paid management fees of $20,951 to GKM Advisers, Inc.

     The controlling member of GKM Advisers is Jed M. Cohen. Timothy J. Wahl serves as the principal executive officer of GKM Advisers. The directors of GKM Advisers are Mr. Wahl and Roberta Sue Cohen. The address and principal occupation of each principal executive officer and managing member of GKM Advisers are set forth in the table below.


NAME AND ADDRESS                                         PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------
Jed M. Cohen                                  Managing Member and Investment Committee
11150 Santa Monica Boulevard, Suite 850       Member of GKM Advisers
Los Angeles, California 90025


Timothy J. Wahl                               President and Investment Committee Member
11150 Santa Monica Boulevard, Suite 850       of GKM Advisers
Los Angeles, California 90025

Roberta S. Cohen                              Secretary and Treasurer of GKM Advisers
11150 Santa Monica Boulevard, Suite 850
Los Angeles, California 90025

Each of the following persons is both a Trustee or officer of the Trust and a director, officer or employee of GKM Advisers:

                          Position with GKM                Position with
   Name                   Advisers                         the Trust
   -----------------------------------------------------------------------------
   Timothy J. Wahl        President and Director           Trustee and President
                          of GKM Advisers

   David L. Kahn          Manager of                       Secretary
                          GKM Advisers

     Mr. Cohen has retained Mr. Wahl, Ms. Cohen and Mr. Kahn. Each of them continues serving in his or her respective roles with GKM Advisers.

INFORMATION ON THE OPERATION OF THE FUND

     DISTRIBUTION OF SHARES. Ultimus Fund Distributors LLC (the "Distributor"), 135 Merchant Street, Cincinnati, Ohio 45246, serves as the Fund's principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the Fund's administrator, transfer agent and fund accountant.

     BROKERAGE COMMISSIONS. A substantial portion of the Fund's portfolio transactions has been placed with GKMCI, the former parent company of GKM Advisers. GKMCI was considered to be an affiliate of the Fund during the time that it owned GKM Advisers. During the fiscal period ended July 31, 2002, GKMCI received brokerage commissions of $5,230 for executing portfolio transactions of the Fund, which represented 64.2% of the aggregate brokerage commissions paid by the Fund during such period. However, as of July 3, 2003, the date the Transaction was consummated, GKMCI is no longer affiliated with GKM Advisers.

     ADMINISTRATION AND OTHER SERVICES. The Fund has entered into agreements with Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, whereby Ultimus is responsible for the provision of administration, fund accounting and transfer agent and shareholder services to the Fund. For providing administration services to the Fund, the Adviser (not the Fund) pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

     Annual and Semiannual Reports. The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report upon request. To request these documents, please call us toll free at 1-888-456-9518, or write John F. Splain, Assistant Secretary, The GKM Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

PRINCIPAL SHAREHOLDER

     As of June 27, 2003, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 62.7% of the outstanding shares of the Fund. Charles Schwab & Co., Inc., a Delaware corporation, may be deemed to control the Fund because it owns of record more than 25% of the Fund's outstanding shares.

TRUSTEES' OWNERSHIP OF FUND SHARES

     The following table shows the amount of shares beneficially owned by each Trustee of the GKM Growth Fund as of June 27, 2003.

     (1)                   (2)                   (3)                  (4)
                    Name and Address      Amount and Nature*
Title of Class      of Beneficial Owner   of Beneficial Owner   Percent of Class

                    Timothy J. Wahl
                    11150 Santa Monica Blvd
GKM Growth Fund     Los Angeles, CA 90025      9,094.79                **

                    Darrin F. DelConte
                    11150 Santa Monica Blvd
GKM Growth Fund     Los Angeles, CA 90025      2,037.45                **

                    Christopher M. Leggio
                    11150 Santa Monica Blvd
GKM Growth Fund     Los Angeles, CA 90025     10,243.34                **

                    Nicholas G. Tonsich
                    11150 Santa Monica Blvd
GKM Growth Fund     Los Angeles, CA 90025        None                 None

          * Each Trustee owning shares has sole beneficial ownership of such shares.

          **   Trustee owns less than 1% of the outstanding shares of the Fund.

     As of June 27, 2003, the Trustees as a group owned of record or beneficially 1.5% of the outstanding shares of the GKM Growth Fund.

OTHER MATTERS

     The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to David Kahn, Secretary of The GKM Funds, 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025.

                                   By Order of the Board of Trustees,

                                   /s/ John F. Splain

                                   John F. Splain
                                   Assistant Secretary

Date:    July 3, 2003

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A
                                    ---------

                              MANAGEMENT AGREEMENT

TO:      GKM Advisers, LLC
         11150 Santa Monica Boulevard
         Los Angeles, CA 90025

Dear Sirs:

     The GKM Funds (the "Trust") herewith confirms our agreement with you.

     The Trust has been organized to engage in the business of an investment company. The Trust currently offers one series of shares to investors, the GKM Growth Fund (the "Fund").

     You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

     1.   ADVISORY SERVICES

     You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

     2. ALLOCATION OF CHARGES AND EXPENSES

     You will pay all operating expenses of the Fund not specifically assumed by the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders'
meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Fund. For purposes of this Agreement, "operating expenses of the Fund" shall not include advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (including expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

     3.   COMPENSATION OF THE ADVISER

     For all of the services to be rendered and payments to be made by you as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.40% of the average value of its daily net assets.

     The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

     4.   EXECUTION OF PURCHASE AND SALE ORDERS

     In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

     5.   LIMITATION OF LIABILITY OF ADVISER

     You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

     6.   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or
(ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

     This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

     7.   USE OF NAME

     The Trust and you acknowledge that, as between such parties, all rights to the name "GKM" or any variation thereof belong to you, and that the Trust has been granted a limited right to use such name in its Fund name . In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "GKM" shall automatically cease upon termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "GKM" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

     8.   AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

     9.   LIMITATION OF LIABILITY TO TRUST PROPERTY

     The term "The GKM Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

     10.  SEVERABILITY

     In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     11.  QUESTIONS OF INTERPRETATION

     (a) This Agreement shall be governed by the laws of the State of Ohio.

     (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

     (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

     12.  NOTICES

     Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 11150 Santa Monica Boulevard, Los Angeles, CA 90025, and your address for this purpose shall be 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

     13.  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.  BINDING EFFECT

     Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

     15.  CAPTIONS

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                              Yours very truly,


                                              THE GKM FUNDS

                                              By: _________________________

                                              Print Name:  Timothy J. Wahl

                                              Title:  President

                                              Date:  _______________, 2003



                                   ACCEPTANCE
                                   ----------

     The foregoing Agreement is hereby accepted.



                                              GKM ADVISERS, LLC

                                              By: _________________________

                                              Print Name:  Timothy J. Wahl

                                              Title:  President

                                              Date:  ______________, 2003